UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 29, 2005

UTEK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15941 (Commission File No.)	59-3603677 (I.R.S. Employer Identification No.)

202 South Wheeler Street
Plant City, FL 33563
(Address of principal executive offices and zip code)

(Registrant’s telephone number, including area code) (813) 754-4330

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
January 31, 2005 Press Release

Item 8.01. OTHER EVENTS

     On January 29, 2005, UTEK Corporation (AMEX: UTK) acquired the assets of INTRA-DMS, Ltd., an Israel based intellectual property software provider. UTEK Corporation purchased the business and assets of INTRA-DMS, Ltd. in a stock transaction. UTEK Corporation issued 19,895 unregistered shares of its common stock to INTRA-DMS, Ltd. in exchange for all of the issued and outstanding shares of common stock of INTRA-DMS, Ltd.

     UTEK Corporation issued a press release on January 31, 2005 announcing its acquisition of INTRA-DMS, Ltd. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 31, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2005	UTEK CORPORATION
/s/ Carole R. Wright
Carole R. Wright
Chief Financial Officer